UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 22, 2011
CONEXANT SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-24923	25-1799439
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4000 MacArthur Boulevard
Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 949-483-4600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On February 22, 2011, Conexant Systems, Inc., a Delaware corporation (the “Company”), issued a press release announcing that the Company’s board of directors had determined that a revised proposal from an affiliate of Golden Gate Capital to acquire all of the outstanding shares of the Company’s common stock at a price of $2.40 per share in cash constitutes a “Superior Proposal” as such term is defined in the Company’s definitive merger agreement, dated January 9, 2011, with Standard Microsystems Corporation (“SMSC”) and a wholly owned subsidiary of SMSC. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Additional Information About the SMSC Transaction
     In connection with the proposed merger transaction with SMSC (the “SMSC Transaction”), SMSC will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a proxy statement of Conexant and a prospectus of SMSC. The definitive proxy statement/prospectus will be mailed to stockholders of Conexant. Conexant and SMSC urge investors and security holders to read the proxy statement/prospectus regarding the SMSC Transaction when it becomes available because it will contain important information about the SMSC Transaction. You may obtain a free copy of the proxy statement/prospectus (when available) and other related documents filed by SMSC and Conexant with the SEC at the SEC’s website at www.sec.gov. The proxy statement/prospectus (when it is available) and other documents filed by SMSC or Conexant with the SEC relating to the SMSC Transaction may also be obtained for free by accessing SMSC’s website at www.smsc.com by clicking on the link for “Investor Relations”, then clicking on the link for “SEC Filings” or by accessing Conexant’s website at www.conexant.com and clicking on the “Investors” link and then clicking on the link for “Financial Information” and then clicking on the link for “SEC Filings”.
Participants in the SMSC Transaction
     SMSC, Conexant and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from Conexant’s stockholders in connection with the SMSC Transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Conexant’s stockholders in connection with the SMSC Transaction, including the interests of such participants in the SMSC Transaction, will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about SMSC’s executive officers and directors in SMSC’s definitive proxy statement filed with the SEC on June 14, 2010. You can find information about Conexant’s executive officers and directors in Conexant’s definitive proxy statement filed with the SEC on December 10, 2010. You can obtain free copies of these documents from SMSC or Conexant, respectively, using the contact information above.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release issued by the Company on February 22, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONEXANT SYSTEMS, INC. (Registrant)
	By:	/s/ Mark Peterson
Date: February 22, 2011		Mark Peterson
Senior Vice President, Chief Legal Officer and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by the Company on February 22, 2011.